UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2023

MedTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Maple Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 391-1288

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Redeemable Warrant	MTACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MTAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 11, 2022, MedTech Acquisition Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, as amended by that certain First Amendment to the Agreement and Plan of Merger, dated April 4, 2023 and that certain Second Amendment to the Agreement and Plan of Merger, dated May 13, 2023 (as amended, the “Merger Agreement”), with MTAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and TriSalus Life Sciences, Inc., a Delaware corporation (“TriSalus”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus (the “Merger”), with TriSalus surviving the Merger as a wholly owned subsidiary of the Company, and with TriSalus’ equity holders receiving shares of Company common stock, par value $0.0001 per share (the “Common Stock” and the transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”). Upon consummation of the Business Combination, the Company will be renamed “TriSalus Life Sciences, Inc.”

Third Amendment to Agreement and Plan of Merger

On July 5, 2023, MTAC, Merger Sub, and TriSalus further amended the Merger Agreement (the “Amendment”) to update the form of Amended and Restated Bylaws, attached as Appendix A to the Amendment, that will become effective immediately prior to the consummation of the Business Combination. The foregoing description of the Amendment is a summary only and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Additional Subscription Agreements

On June 7, 2023, the Company and certain investors (collectively, the “Initial Subscribers”) entered into subscription agreements (the “Initial Subscription Agreements”), pursuant to, and subject to the conditions of which, the Initial Subscribers collectively subscribed for and agreed to purchase from the Company 1,785,502 shares of a to-be-authorized class of preferred stock, par value $0.0001 per share that will be designated as Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”), at a purchase price of $10.00 per share, resulting in an aggregate purchase price of $17,855,020. Upon issuance, each share of Series A Convertible Preferred Stock will be initially convertible into one share of Common Stock.

On July 4, 2023, the Company and certain investors (collectively, the “Additional Subscribers”, and collectively with the Initial Subscribers, the “Subscribers”) entered into subscription agreements (the “Additional Subscription Agreements”, and collectively with the Initial Subscription Agreements, the “Subscription Agreements”), pursuant to, and subject to the conditions of which, the Additional Subscribers collectively subscribed for and agreed to purchase from the Company 2,229,500 shares of Series A Convertible Preferred Stock, at a purchase price of $10.00 per share, resulting in an aggregate purchase price of $22,295,000 (in addition to the $17,855,020 subscribed for by the Initial Subscribers). Other than updating the representations as to the Company’s issued and outstanding shares of Class A Common Stock and Class B Common Stock due to (i) the redemption of shares of Class A Common Stock in connection with the Company’s special meeting of stockholders held on June 12, 2023 (the results of which were disclosed in the Current Report on Form 8-K filed by the Company on June 15, 2023) and (ii) the conversion of 6,249,999 shares of Class B Common Stock held by MedTech Acquisition Sponsor LLC (the “Sponsor”) into 6,249,999 shares of Class A Common Stock on June 26, 2023 (as was disclosed in the Current Report on Form 8-K filed by the Company on June 30, 2023), the terms of the Initial Subscription Agreements and Additional Subscription Agreements are substantially the same.

The closing of the purchase and sale of the Series A Convertible Preferred Stock (the “Closing”) pursuant to the Subscription Agreements will occur concurrently with the closing of the Business Combination and is subject to the conditions in the Subscription Agreements, including the filing of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock specifying the terms of the Series A Convertible Preferred Stock (the form of which was disclosed in the Current Report on Form 8-K filed by the Company on June 8, 2023) with the Secretary of State of the State of Delaware. The Subscription Agreements contain customary representations, warranties, and covenants of the Company and the respective Subscribers.

The Subscription Agreements provide for certain registration rights with respect to the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock as well as any shares of Common Stock issued as payment of any annual dividends declared and paid by the Company to the holders of the Series A Convertible Preferred Stock (the “Annual Dividends”). In particular, the Company is required to file a registration statement (the “Registration Statement”) within 30 calendar days of the date of the Closing registering the resale of the number of shares of Common Stock issuable upon the conversion of the Series A Convertible Preferred Stock or issuable as payments of any Annual Dividends (the “Conversion Shares”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than 90 calendar days after the Closing (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended to 120 calendar days after the Closing if the Registration Statement is reviewed by, and comments thereto are provided from, the Securities and Exchange Commission (the “SEC”). The Company must use commercially reasonable efforts to keep the Registration Statement effective with respect to each Subscriber until the earliest to occur of (i) two years from the effective date of the Registration Statement, (ii) the date on which such Subscriber ceases to hold any Series A Convertible Preferred Stock or Conversion Shares issued pursuant to the Subscription Agreement and covered by the Registration Statement and (iii) the first date on which such Subscriber can sell all of its Conversion Shares issued pursuant to the Subscription Agreement and covered by the Registration Statement under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

The foregoing description of the Additional Subscription Agreements is a summary only and is qualified in its entirety by the full text of the form of Additional Subscription Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on June 7, 2023, the Company entered into a Backstop Letter Agreement with the Sponsor, pursuant to which the Sponsor agreed that, to the extent that the Sponsor’s members, or their respective affiliates, related parties or designees, did not collectively purchase an aggregate of $2,000,000 worth of Series A Convertible Preferred Stock from the Company (any such shortfall, the “Sponsor Commitment Amount”), the Sponsor would execute and deliver to the Company a Subscription Agreement providing for a subscription by the Sponsor in an amount equal to the Sponsor Commitment Amount to purchase shares of Series A Convertible Preferred Stock on the same terms and conditions as the other Subscribers who have executed Subscription Agreements to date.

On July 4, 2023, the Company and the Sponsor formalized the termination of the Backstop Letter Agreement in a letter agreement (the “Letter Agreement”) to confirm that the Backstop Letter Agreement terminated in accordance with its terms as an additional $2 million of Series A Convertible Preferred Stock were collectively subscribed for by Sponsor’s members and their respectively affiliates, related parties and designees pursuant to the Additional Subscription Agreements executed on such date. The foregoing description of the Letter Agreement is a summary only and is qualified in its entirety by the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Series A Convertible Preferred Stock and the Conversion Shares to be issued in connection with the Additional Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Changes and Additional Information in Connection with SEC Filing

In connection with the Merger Agreement and the proposed Business Combination, the Company filed with the SEC a registration statement on Form S-4 (File No. 333-269138) (as amended, the “Registration Statement”), which includes a proxy statement/prospectus of the Company that will be both the proxy statement to be distributed to holders of the Common Stock in connection with its solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the Business Combination and other matters (the “Special Meeting”). The Company may also file other documents with the SEC regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Business Combination. When available, the definitive proxy statement/prospectus will be mailed to the Company’s stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

Participation in Solicitation

The Company and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 22, 2023, and the Registration Statement. To the extent that holdings of the Company’s securities have changed from the amounts reported in the Registration Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination are included in the Registration Statement and will be set forth in the definitive proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of the Company and TriSalus are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding the Company’s or TriSalus’ expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding raising additional financing in connection with the Business Combination. These forward-looking statements generally are identified by words such as “intend,” “may,” “plan,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the Company’s and TriSalus’ respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following any redemptions by the Company’s public stockholders, and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination on the terms set forth in the Merger Agreement; (v) the failure to satisfy the conditions to the consummation of the Subscription Agreements and the resulting impact on the amount of capital available to the Company at the potential closing of the Business Combination; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination; (viii) the effect of the announcement or pendency of the Business Combination on TriSalus’ business relationships, operating results and business generally; (ix) the risk that the Business Combination disrupts current plans and operations of TriSalus; (x) the outcome of any legal proceedings that may be instituted against TriSalus or the Company related to the Merger Agreement or the Business Combination; (xi) the ability to maintain the listing of the Company’s securities on the Nasdaq; (xii) changes in business, market, financial, political and legal conditions; (xiii) unfavorable changes in the reimbursement environment for TriSalus’ products; (xiv) the ability of the Company or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xvi) costs related to the Business Combination; (xvii) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under the “Risk Factors” section therein and in the Company’s other filings with the SEC. The foregoing list of factors is not exclusive.

The Company’s other SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Company, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, TriSalus, or any of their respective representatives gives any assurance that either the Company or TriSalus will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Agreement and Plan of Merger, dated as of July 5, 2023, by and among MedTech Acquisition Corporation, MTAC Merger Sub, Inc., and TriSalus Life Sciences, Inc.
10.2	Form of Subscription Agreement.
10.3	Letter Agreement, dated as of July 4, 2023, by and between MedTech Acquisition Corporation and MedTech Acquisition Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedTech Acquisition Corporation

Dated: July 6, 2023	By:	/s/ Christopher C. Dewey
		Name:	Christopher C. Dewey
		Title:	Chief Executive Officer